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                                 EXHIBIT (11)(c)

                        CONSENT OF PRICE WATERHOUSE, LLP
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Experts" in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 43 to the registration statement on Form N-1A of The One Group.




PRICE WATERHOUSE, LLP

New York, NY

August 28,  1997
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